UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 10, 2025
Date of Report (Date of earliest event reported)

Fortrea Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41704	92-2796441
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Moore Drive
Durham,	North Carolina	27709
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number including area code) 877-495-0816

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FTRE	The Nasdaq Stock Market LLC
Rights to Purchase Series A Preferred Stock, par value $0.001 per share	-	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2025, Fortrea Holdings Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the amendment and restatement of the Fortrea Holdings Inc. 2023 Omnibus Incentive Plan (the “Incentive Plan” and, as amended and restated, the “A&R Incentive Plan”). The A&R Incentive Plan, among other things, increased the number of shares of the Company’s common stock under the Incentive Plan by 6,500,000 shares, provided for minimum vesting periods, provided that no dividends or dividend equivalents payable or credited with respect to restricted stock, restricted stock units or performance share awards or other awards will be paid until the underlying award vests, eliminated liberal share recycling with respect to full-value awards under the Incentive Plan and made certain other administrative changes to the Incentive Plan.

A summary of the A&R Incentive Plan was also included as part of Proposal 4 in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2025 (the “Proxy Statement”). The foregoing descriptions of the A&R Incentive Plan provided herein and contained in the Proxy Statement are qualified in their entirety by reference to the full text of the A&R Incentive Plan, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of April 17, 2025, the record date for the Annual Meeting, there were 90,540,317 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. Of these shares, 82,888,659 were present or represented by proxy, which constituted a quorum for the transaction of business at the Annual Meeting. Proxies for the meeting were solicited in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended. At the Annual Meeting, stockholders voted on the following proposals:

Proposal 1: Election of Directors

The following nominees were elected to the Board to serve as Class II Directors until the Company’s 2028 Annual Meeting of Stockholders based on the following votes:

	Votes	Votes	Votes	Broker
	For	Against	Abstained	Non-Votes
Dr. Amrit Ray	63,349,166	7,852,794	333,659	11,353,040
Erin L. Russell	68,271,971	3,214,083	49,565	11,353,040
Machelle Sanders	62,641,894	8,843,812	49,913	11,353,040

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based upon the following votes:

Votes	Votes	Votes
For	Against	Abstained
82,675,784	114,339	98,536

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers was approved based upon the following votes:

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
68,050,281	3,302,818	182,520	11,353,040

Proposal 4: Approval of the Fortrea Holdings Inc. 2023 Omnibus Incentive Plan, as Amended and Restated

The proposal to amend and restate the Fortrea Holdings Inc. 2023 Omnibus Incentive Plan was approved by the following final voting results:

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
67,787,664	3,586,743	161,212	11,353,040

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortrea Holdings Inc.

	By:	/s/ Stillman Hanson
Name: Stillman Hanson
Title: General Counsel and Secretary
Date: June 12, 2025